DELAWARE(SM)
INVESTMENTS
-----------                               Delaware American Government Bond Fund








Current Income

                                                              2000 annual report







                            (Current Income Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------



TABLE OF CONTENTS
-----------------

Letter to Shareholders                    1

Portfolio Management
Review                                    3

Performance Summary                       6

Financial Statements

  Statement of Net Assets                 7

  Statement of Operations                 9

  Statements of Changes in
  Net Assets                             10

  Financial Highlights                   11

  Notes to Financial
  Statements                             13

  Report of Independent
  Auditors                               16


A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity                 o High-yield bonds
    o Mid-cap equity                   o Investment grade bonds
    o Small-cap equity                 o Municipal bonds (23 single-state funds)
    o International equity             o International fixed-income
    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C) Delaware Distributors, L.P.

Dear Shareholder

September 11, 2000


Recap of Events - The much anticipated and feared Year 2000 arrived with great celebration and fanfare, but thankfully with no significant impact on global computer systems and financial markets. However, the New Year ushered in vast changes in the economic outlook. The Federal Reserve Board continued to raise interest rates in the new year, resulting in a total of five rate hikes since the start of the Fund's fiscal year on August 1, 1999. At the same time, two forces combined to decrease the current supply and the issuance of new government debt. The government announced that it will retire Treasury debt over time and, in light of the U.S. budget surplus, will reduce the amount of debt offered at future auctions. These trends helped invert the U.S. Treasury yield curve significantly. For the first time since 1990, interest rates on longer-term bonds, normally viewed as more volatile and riskier investments, were lower than rates for shorter-term securities. The 30-year U.S. Treasury bond yield decreased from 6.12% on July 31, 1999 to 5.78% on July 31, 2000. However, two-year notes were at 6.28% on July 31, 2000 (Source: Bloomberg).

For most U.S. investors, the biggest story in 2000 was the volatile behavior and decline of U.S. stock prices. Stocks plummeted in April, and though they recaptured some of their losses over the next few months, the Dow Jones Industrial Average is still off its January 14, 2000 peak and the Nasdaq Composite has not climbed back to its March 10, 2000 high. Even after the markets plunged in April, the Federal Reserve raised interest rates by 0.5% on May 16, 2000. As of this writing, the federal funds target rate on overnight loans between banks stands at 6.5%, its highest level since 1991. At the Federal Reserve's June and August meetings, policy makers declined to raise rates further, citing preliminary signs of slower economic growth. Federal Reserve officials credit increasing worker productivity as the primary reason the expanding economy has not accelerated the rate of inflation.


"AT THE FEDERAL RESERVE'S JUNE AND AUGUST MEETINGS, POLICY MAKERS DECLINED TO RAISE RATES FURTHER, CITING PRELIMINARY SIGNS OF SLOWER ECONOMIC GROWTH."


Total Return
For Period Ended July 31, 2000                               One Year
--------------------------------------------------------------------------------
Delaware American Government Bond Fund Class A                 +4.88%
--------------------------------------------------------------------------------
Lipper General U.S. Government Funds Average (183 funds)       +4.97%
Lehman Brothers Government Bond Index                          +6.18%
U.S. Consumer Price Index                                      +3.54%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of all active U.S. government funds with similar investment objectives tracked by Lipper (Source: Lipper). The Lehman Brothers Government Bond Index is a composite of U.S. government bonds. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance does not guarantee future results.

Delaware American Government Bond Fund provided a total return of +4.88% (Class A shares at net asset value with distributions reinvested) for the one-year period ended July 31, 2000. This return was slightly lower than the +4.97% total return of its peer group, the Lipper General U.S. Government Funds Average. Your Fund also underperformed its benchmark, the Lehman Brothers Government Bond Index, which returned +6.18% for the period. As of July 31, 2000, your Fund's 30-day current yield, measured by the Securities and Exchange Commission's (SEC) guidelines, was +5.62% (for Class A shares).

Market Outlook - Economic signs now point to a slowing economy, which should help curtail further interest rate hikes. Stock investments will probably fare better than bonds if the Federal Reserve interest rate hikes manage to create a healthy, non-inflationary U.S. economy with less robust growth. However, we still believe bonds play a role in well-balanced portfolios. We believe that for investors who seek both current income and preservation of principal, Delaware American Government Bond Fund offers an attractive balance between the two.

On the pages that follow, Paul Grillo, Jr., your Fund's portfolio manager, explains Delaware American Government Bond Fund's positioning during the one-year period ended July 31, 2000 and provides an outlook for the first half of the Fund's fiscal 2001.

We'd like to thank Delaware American Government Bond Fund's shareholders for their continued confidence and commitment to Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds



"WE BELIEVE THAT FOR INVESTORS WHO SEEK BOTH CURRENT INCOME AND PRESERVATION OF PRINCIPAL, DELAWARE AMERICAN GOVERNMENT BOND FUND OFFERS AN ATTRACTIVE BALANCE BETWEEN THE TWO."

(Current Income Artwork)

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Paul Grillo, Jr.
Senior Portfolio Manager

September 11, 2000


The Fund's Results

From August 1, 1999 until early 2000, a robust U.S. economy and a soaring stock market heightened fears of inflation. Meanwhile, a recovering global economy reduced demand for U.S. government debt, pushing U.S. bond prices lower and yields significantly higher. In an effort to slow the unprecedented U.S. economic expansion, the Federal Reserve raised the federal funds target rate -- an influential overnight bank lending rate -- three times. Although the federal funds rate climbed to 5.75% by February 2, 2000, the higher rates seemingly had little effect on the booming economy and U.S. stock market.

The second half of the fiscal year brought a dramatic turnaround for fixed-income investors. Two more interest-rate hikes finally began to help slow the economy and the stock market -- especially the once high-flying Internet sector. In this environment, Delaware American Government Bond Fund delivered a +4.88% return for the one-year period ended July 31, 2000 (Class A shares at net asset value with distributions reinvested), compared to just a +0.14% return for the first half of our fiscal year. Although the one-year return was below your Fund's lifetime average of +6.73% (Class A shares at net asset value with distributions reinvested), it was just slightly less than the return of its peers, represented by the Lipper General U.S. Government Funds Average.

Portfolio Highlights

In managing your Fund, our goal is to provide a degree of stability for the share price without giving up income potential. For that reason, we carefully monitor the potential effects that changes in interest rates could have on both income and share price. Your Fund invests primarily in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or government-sponsored enterprises. However, the Fund is also allowed to invest a percentage of its assets in non-government securities, such as high-quality corporate bonds and asset-backed securities, among others.

Through late 1999, we continued to increase our holdings in agency mortgage-backed securities and non-government bonds because we anticipated a limited Year 2000 impact. These securities continued to deliver comparable or better income than Treasury securities through the first half of the Fund's fiscal year. In fact, in September and October 1999, we increased the Fund's holdings in high-quality corporate bonds to the maximum allowable 20% of total assets. As investor fears about possible Y2K calamities eased in late 1999 and early 2000, corporate bond prices began to rise and yields decreased.



"THE SECOND HALF OF THE FISCAL YEAR BROUGHT A DRAMATIC TURNAROUND FOR FIXED-INCOME INVESTORS."

Delaware American Government Bond Fund
Asset Mix
As of July 31, 2000


U.S. Government Agency Obligations 14.33%

Collateralized Mortgage Obligations 8.87%

Corporate Bonds 6.28%

Asset-Backed Securities 4.75%

Cash and Other Assets 1.99%

U.S. Treasury Obligations 32.56%

Government National Mortgage Association Obligations 14.91%

Agency Mortgage-Backed Securities 16.31%


Meanwhile, the climate for Treasury securities began to change dramatically. The U.S. government enjoyed its first budget surplus in several decades and fixed-income investors began preparing for a Federal debt buyback program. In anticipation of a strong demand for longer-term U.S. Treasury securities, we began to sell our holdings of corporate bonds and other non-government securities to increase our position in U.S. Treasury Securities.

In the first quarter of 2000, yields on longer-term government bonds began to fall as the Treasury scaled back its auctions in response to the federal budget surplus. The Treasury also announced plans to repurchase $30 billion of its outstanding, higher-yield bonds to cut financing costs. To benefit from these events and capture greater income with Treasury securities, we gradually increased the Fund's holdings of U.S. Treasuries. In June 2000, however, we began to decrease our holdings in Treasuries as it appeared to us that Treasury prices were likely to peak in the near future.

Although the Fund's performance for the year was competitive with its peers, as measured by the Lipper General U.S. Government Funds Average, it underperformed relative to its benchmark index, the Lehman Brothers Government Bond Index. The Fund's performance was held back, in part, by our underweighting in 30-year Treasuries, which performed well from February through the end of our fiscal period.

As of July 31, 2000, your Fund's duration stood at 4.4 years. This positioning, slightly lower than our natural mid-point, reflects our conservative outlook. Duration is a measure of a bond's sensitivity to interest rates and indicates the approximate percentage of change in a bond or bond fund's price given a 1% change in interest rates. We consider a duration of 5.0 years to be the neutral point for the Delaware American Government Bond Fund and that is where we would tend to keep duration when we anticipate neither a significant rise nor a significant decline in interest rates.

For the future, we may consider increasing the duration of our holdings to take advantage of the slowing economy and reduced inflationary pressures.


(Current Income Artwork)

Portfolio Characteristics
As of July 31, 2000
---------------------------------------
Average Effective Duration    4.4 years
---------------------------------------
Average Quality                     AAA
---------------------------------------
Current 30-Day SEC Yield*         5.62%
---------------------------------------

* For Class A shares measured according to Securities and Exchange Commission guidelines. Current 30-day SEC yield as of 7/31/00 for Class B and Class C shares was 5.20% The Institutional Class yield was 6.21%. Duration is a common measure of a bond or bond fund's sensitivity to interest rates.

Outlook

Although the Federal Reserve has not yet announced such intentions, a growing consensus among investors and analysts is that there will be no more interest rate hikes this year. If the Federal Reserve's recent rate hikes successfully induce a soft landing--slower economic growth without a recession--demand for U.S. Treasuries should decline.

To maximize your Fund's income stream in a stable interest rate environment, we may continue to reduce our holdings in U.S. Treasuries and focus on mortgage-backed securities, including collateralized mortgage obligations. We will apply quantitative analysis to help us identify mortgage-backed securities that:

o Offer high income potential
o Are less likely to be prepaid
o Are not well-followed by other investment professionals

We think debt instruments with this combination of characteristics will be effective investments for the portfolio, offering both income and relative safety.


"...OUR GOAL IS TO PROVIDE A DEGREE OF STABILITY FOR THE SHARE PRICE WITHOUT GIVING UP INCOME POTENTIAL."

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide high current income consistent with safety of principal.

Total Fund Assets
$143.00 million

Number of Holdings
240

Fund Start Date
August 16, 1985

Your Fund Manager
Paul Grillo, Jr. joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an M.B.A. from Pace University. Mr. Grillo is a CFA charterholder.

Nasdaq Symbols
Class A  DEGGX
Class B  DEGBX
Class C  DUGCX


DELAWARE AMERICAN GOVERNMENT BOND FUND PERFORMANCE
--------------------------------------------------

Growth of a $10,000 Investment
July 31, 1990 through July 31, 2000


                          Lehman Brothers               Delaware American
                       Government Bond Index      Government Bond Fund Class A
      Jul-90                  $10,000                         9,523
      Jul-91                  $11,003                        10,523
      Jul-92                  $12,681                        11,889
      Jul-93                  $14,050                        12,923
      Jul-94                  $14,032                        12,470
      Jul-95                  $15,383                        13,320
      Jul-96                  $16,177                        13,865
      Jul-97                  $17,822                        15,219
      Jul-98                  $19,310                        16,183
      Jul-99                  $19,839                        16,278
      Jul-00                  $21,064                        17,072

Chart assumes $10,000 invested on July 31, 1990 and includes the effect of a 4.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on chart were as of the last day of each successive month. You cannot invest directly in an index. Past performance does not guarantee future results.

Average Annual Total Returns
Through July 31, 2000                Lifetime    10 Years   Five Years  One Year
--------------------------------------------------------------------------------
Class A (Est. 8/16/85)
   Excluding Sales Charge             +6.73%      +6.03%      +5.12%      +4.88%
   Including Sales Charge             +6.38%      +5.51%      +4.11%      -0.05%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge             +4.40%                  +4.39%      +4.15%
   Including Sales Charge             +4.40%                  +4.08%      +0.22%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge             +3.93%                              +4.15%
   Including Sales Charge             +3.93%                              +3.17%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended July 31, 2000 for Delaware American Government Bond Fund Institutional Class were +6.97%, +6.33%, +5.43% and +5.19%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on June 1, 1992. Institutional Class performance prior to that date is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A.

Nasdaq Symbol Institutional Class: DUGIX

Statement of Net Assets

DELAWARE AMERICAN GOVERNMENT BOND FUND
--------------------------------------

                                                      Principal         Market
July 31, 2000                                           Amount          Value
--------------------------------------------------------------------------------
   Agency Mortgage-Backed Securities - 16.31%
   Federal Home Loan Mortgage Corporation
      7.00% 1/1/29 ...........................      $ 1,489,681      $ 1,439,870
      8.00% 4/1/29 to 8/1/29 .................        1,625,184        1,634,541
      9.00% 12/1/05 ..........................          631,276          649,031
      10.00% 1/1/19 ..........................          223,894          233,689
      10.25% 4/1/08 ..........................           19,952           21,492
      11.50% 9/1/00 to 3/1/16 ................          903,290        1,005,721
   Federal Home Loan Mortgage Corporation-Gold
      12.00% 12/1/10 .........................           11,029           12,429
   Federal National Mortgage Association
      7.00% 9/1/28 ...........................               27               26
      7.50% 7/1/30 ...........................        8,000,001        7,897,501
      8.00% 2/1/30 to 8/1/30 .................        9,549,877        9,582,914
      10.00% 7/1/20 to 5/1/22 ................          741,913          779,193
      10.75% 9/1/11 ..........................           50,014           54,563
      11.25% 1/1/01 ..........................            8,234            8,751
                                                                     -----------
   Total Agency Mortgage-Backed Securities
      (cost $23,493,915) .....................                        23,319,721
                                                                     -----------
   Asset-Backed Securities - 4.75%
   Advanta Home Equity Loan Trust 1992-4 A1
      7.20% 11/25/08 .........................          718,740          705,803
   Cook County, Illinois, Chicago Heights
      School District, Taxable-Series B
      13.15% 12/1/05 .........................        1,055,000        1,327,939
   Peco Energy 1999-A4 5.80% 3/1/07 ..........        5,000,000        4,760,850
                                                                     -----------
   Total Asset-Backed Securities
      (cost $6,812,018) ......................                         6,794,592
                                                                     -----------
   Collateralized Mortgage Obligations - 8.87%
   Collateralized Mortgage Securities
      Corporation F-1 11.45% 11/1/15 .........          119,139          119,386
   Federal Home Loan Mortgage Corporation
      Series 26F 9.50% 2/15/20 ...............          377,571          393,459
   Federal National Mortgage Association
      Series 35-2 12.00% 7/1/18 ..............          880,092          984,958
      Series 88-15A 9.00% 6/25/18 ............           14,992           15,401
      Series C-2 12.00% 5/1/09 ...............        1,338,206        1,472,951
      Series D-2 11.00% 4/1/09 ...............        1,129,870        1,219,597
      Series F-2 11.50% 5/1/09 ...............          541,334          589,431
      Series H-2 11.50% 5/1/09 ...............        1,039,518        1,132,010
      Series J-1 7.00% 11/1/10 ...............           49,426           48,389
      Series 1998-W3 6.50% 7/25/28 ...........        1,000,000          974,690
   Investor GNMA Mortgage-Backed Securities
      Trust Series 84-F5 10.875% 10/25/13 ....          962,805          991,109
   Residential Mortgage Funding Security
      Series 1999-S10 A1 6.25% 4/25/14 .......        3,540,569        3,409,816
   Travelers Mortgage Securities 1-Z2
      12.00% 3/1/14 ..........................        1,249,832        1,341,291
                                                                     -----------
   Total Collateralized Mortgage Obligations
      (cost $12,825,605) .....................                        12,692,488
                                                                     -----------

                                                      Principal         Market
                                                       Amount           Value
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Security - 1.36%
First Union National Bank Commercial Mortgage
   7.184% 9/15/08 ...........................       $ 1,965,014      $ 1,950,513
                                                                     -----------
Total Commercial Mortgage-Backed
   Security (cost $1,953,961) ...............                          1,950,513
                                                                     -----------
Corporate Bonds - 6.28%
Commercial Credit 10.00% 5/15/09 ............         1,500,000        1,701,335
Deutsche Telekom International Finance
   8.00% 6/15/10 ............................         2,600,000        2,619,126
Fidelity Investments 7.57% 6/15/29 ..........         2,000,000        1,936,112
Morgan Stanley Dean Witter
   7.75% 6/15/05 ............................           665,000          671,488
RBSG Capital 10.125% 3/1/04 .................         1,908,000        2,052,853
                                                                     -----------
Total Corporate Bonds (cost $9,320,468) .....                          8,980,914
                                                                     -----------

Government National Mortgage Association Obligations - 14.91%
GNMA
   6.50% 12/15/23 ...........................           385,589          369,924
   8.00% 12/15/29 to 5/15/30 ................        11,723,499       11,835,803
   9.50% 9/15/17 to 3/15/23 .................         1,090,714        1,136,787
   10.00% 1/15/18 to 9/15/18 ................           313,544          340,195
   11.00% 12/15/09 to 9/15/15 ...............         1,005,816        1,125,862
   11.50% 7/15/15 ...........................            58,439           65,379
   12.00% 12/15/12 to 12/15/15 ..............         2,168,872        2,473,117
   12.25% 3/15/14 ...........................            66,500           75,207
   12.50% 5/15/10 to 1/15/16 ................           381,328          434,594
GNMA GPM
   11.50% 3/15/13 to 8/15/14 ................           161,472          180,849
   11.75% 8/15/13 ...........................           343,012          383,316
GNMA II
   9.00% 10/20/01 to 10/20/05 ...............           325,734          337,972
   10.00% 11/20/15 to 6/20/21 ...............           797,671          860,229
   10.50% 3/20/16 to 7/20/21 ................           335,803          370,014
   11.00% 5/20/15 to 7/20/19 ................           136,289          151,192
   11.50% 10/20/14 to 10/20/15 ..............           119,774          133,797
   12.00% 1/20/14 to 5/20/15 ................           117,676          134,097
   12.50% 10/20/13 to 7/20/15 ...............           601,389          684,682
GNMA II GPM
   10.25% 3/20/18 to 5/20/19 ................            28,296           30,276
   10.75% 1/20/16 to 2/20/18 ................           165,187          178,919
   12.00% 11/20/13 ..........................            11,552           13,137
                                                                     -----------
Total Government National Mortgage
   Association Obligations
   (cost $21,058,881) .......................                         21,315,348
                                                                     -----------

                                                       Principal        Market
Delaware American Government Bond Fund                  Amount          Value
--------------------------------------------------------------------------------
   U.S. Government Agency Obligations - 14.33%
   FannieMae
     6.00% 5/15/08 ...........................      $  4,500,000    $  4,211,528
     6.625% 9/15/09 ..........................        10,250,000       9,909,434
     7.125% 2/15/05 ..........................           500,000         502,956
     7.25% 5/15/30 ...........................         2,000,000       2,060,326
   FreddieMac 7.375% 5/15/03 .................         3,760,000       3,802,905
                                                                    ------------
   Total U.S. Government Agency Obligations
     (cost $20,522,128) ......................                        20,487,149
                                                                    ------------
   U.S. Treasury Obligations - 32.56%
   U.S. Treasury Bonds
     8.875% 8/15/17 to 2/15/19 ...............         3,990,000       5,140,733
     9.25% 2/15/16 ...........................         4,510,000       5,898,232
    *10.375% 11/15/12 ........................        20,445,000      25,128,184
     10.75% 8/15/05 ..........................         8,730,000      10,394,156
                                                                    ------------
   Total U.S. Treasury Obligations
     (cost $48,375,016) ......................                        46,561,305
                                                                    ------------
   Total Market Value of Securities - 99.37%
     (cost $144,361,992) .....................                       142,102,030
   Receivables and Other Assets Net
     of Liabilities - 0.63% ..................                           895,695
                                                                    ------------
   Net Assets Applicable to 19,950,718
     Shares Outstanding - 100.00% ............                      $142,997,725
                                                                    ============
   Net Asset Value - Delaware American
     Government Bond Fund A Class
     ($92,100,060 / 12,849,593 shares) .......                             $7.17
                                                                           -----
   Net Asset Value - Delaware American
     Government Bond Fund B Class
     ($15,854,388 / 2,211,974 shares) ........                             $7.17
                                                                           -----
   Net Asset Value - Delaware American
     Government Bond Fund C Class
     ($2,434,377 / 339,638 shares) ...........                             $7.17
                                                                           -----
   Net Asset Value - Delaware American
     Government Bond Fund Institutional Class
     ($32,608,900 / 4,549,513 shares) ........                             $7.17

----------
 GNMA - Government National Mortgage Association
 GPM - Graduate Payment Mortgage
*Principal amount of $4,000,000 pledged as collateral for futures contracts.

--------------------------------------------------------------------------------
Components of Net Assets at July 31, 2000:
Shares of beneficial interest (unlimited
   authorization-no par) .....................                     $189,500,993
Distributions in excess of net
   investment income .........................                          (50,682)
Accumulated net realized loss
   on investments ............................                      (44,340,319)
Net unrealized depreciation of investments ...                       (2,112,267)
                                                                   ------------
Total net assets .............................                     $142,997,725
                                                                   ============
Net Asset Value and Offering Price per Share -
   Delaware American Government Bond Fund
Net asset value A Class (A) ..................                            $7.17
Sales charge (4.75% of offering price
   or 5.02% of amount invested
   per share) (B) ............................                             0.36
                                                                          -----
Offering price ...............................                            $7.53
                                                                          -----
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                            See accompanying notes.

Statement of Operations
Year Ended July 31, 2000                                 Delaware American Government Bond Fund
-----------------------------------------------------------------------------------------------
Investment Income:
Interest .............................................................             $12,224,414
                                                                                   -----------
Expenses:
Management fees ......................................................   $849,675
Distribution expense .................................................    535,122
Dividend disbursing and transfer agent fees and expenses .............    532,491
Accounting and administration fees ...................................     62,864
Registration fees ....................................................     44,888
Reports and statements to shareholders ...............................     44,000
Professional fees ....................................................     25,811
Custodian fees .......................................................     13,656
Trustees' fees .......................................................      8,818
Other expenses .......................................................     27,727    2,145,052
                                                                         --------
Less expenses paid indirectly ........................................                  (3,562)
                                                                                   -----------
Total expenses .......................................................               2,141,490
                                                                                   -----------
Net Investment Income ................................................              10,082,924
                                                                                   -----------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
   Investments .......................................................              (5,313,012)
   Futures contracts .................................................                 198,797
   Options written ...................................................                (253,213)
                                                                                   -----------
Net realized loss ....................................................              (5,367,428)
Net change in unrealized appreciation/depreciation of investments ....               2,359,483
                                                                                   -----------
Net Realized and Unrealized Loss on Investments ......................              (3,007,945)
                                                                                   -----------
Net Increase in Net Assets Resulting from Operations .................             $ 7,074,979
                                                                                   ===========

                             See accompanying notes

Statements of Changes in Net Assets



                                          Delaware American Government Bond Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                        7/31/00      7/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income .............................. $ 10,082,924  $ 11,076,360
Net realized loss on investments ...................   (5,367,428)   (4,062,003)
Net change in unrealized/depreciation of
  investments ......................................    2,359,483    (6,313,134)
                                                     --------------------------
Net increase in net assets resulting from
  operations .......................................    7,074,979       701,223
                                                     --------------------------
Distributions to Shareholders from:
Net investment income:
   A Class .........................................   (6,776,565)   (8,128,424)
   B Class .........................................   (1,076,026)   (1,119,015)
   C Class .........................................     (201,433)     (197,044)
   Institutional Class .............................   (2,063,952)   (1,648,132)
                                                     --------------------------
                                                      (10,117,976)  (11,092,615)
                                                     --------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class .........................................   26,972,024    49,772,807
   B Class .........................................    6,590,192    17,213,764
   C Class .........................................    1,428,546     4,997,746
   Institutional Class .............................   13,945,121    29,439,801

Net asset value of shares issued upon reinvestment
   of dividends from net investment income:
   A Class .........................................    4,172,582     4,966,969
   B Class .........................................      604,799       623,214
   C Class .........................................      180,173       169,744
   Institutional Class .............................    2,048,139     1,618,880
                                                     --------------------------
                                                       55,941,576   108,802,925
                                                     --------------------------
Cost of shares repurchased:
   A Class .........................................  (50,956,656)  (60,641,715)
   B Class .........................................  (10,102,007)  (11,031,865)
   C Class .........................................   (3,167,519)   (2,889,881)
   Institutional Class .............................  (13,809,518)  (16,269,146)
                                                     --------------------------
                                                      (78,035,700)  (90,832,607)
                                                     --------------------------
Increase (decrease) in net assets derived from
   capital share transactions ......................  (22,094,124)   17,970,318
                                                     --------------------------
Net Increase (Decrease) in Net Assets ..............  (25,137,121)    7,578,926

Net Assets:
Beginning of period ................................  168,134,846   160,555,920
                                                     --------------------------
End of period ...................................... $142,997,725  $168,134,846
                                                     ==========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware American Government Bond Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of period ......................... $7.300      $7.720       $7.760      $7.590       $7.860

Income (loss) from investment operations:
  Net investment income ......................................  0.469       0.474        0.528       0.544        0.588
  Net realized and unrealized gain (loss) on investments ..... (0.128)     (0.420)      (0.040)      0.170       (0.270)
                                                               --------------------------------------------------------
  Total from investment operations ...........................  0.341       0.054        0.488       0.714        0.318
                                                               --------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................... (0.471)     (0.474)      (0.528)     (0.544)      (0.588)
                                                               --------------------------------------------------------
  Total dividends ............................................ (0.471)     (0.474)      (0.528)     (0.544)      (0.588)
                                                               --------------------------------------------------------

Net asset value, end of period ............................... $7.170      $7.300       $7.720      $7.760       $7.590
                                                               ========================================================

Total return(1) ..............................................  4.88%       0.59%        6.50%       9.77%        4.09%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................$92,100    $114,027     $127,001    $138,844     $164,156
  Ratio of expenses to average net assets ....................  1.34%       1.25%        1.20%       1.16%        1.20%
  Ratio of net investment income to average net assets .......  6.55%       6.16%        6.80%       7.13%        7.55%
  Portfolio turnover .........................................   223%        142%         119%         63%          81%


                                                                     Delaware American Government Bond Fund B Class
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              7/31/00     7/31/99      7/31/98     7/31/97      7/31/96

Net asset value, beginning of period ......................... $7.300      $7.720       $7.760      $7.590       $7.860

Income (loss) from investment operations:
  Net investment income ......................................  0.419       0.421        0.474       0.490        0.533
  Net realized and unrealized gain (loss) on investments ..... (0.128)     (0.421)      (0.040)      0.170       (0.270)
                                                               --------------------------------------------------------
  Total from investment operations ...........................  0.291          --        0.434       0.660        0.263
                                                               --------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................... (0.421)     (0.420)      (0.474)     (0.490)      (0.533)
                                                               --------------------------------------------------------
  Total dividends ............................................ (0.421)     (0.420)      (0.474)     (0.490)      (0.533)
                                                               --------------------------------------------------------

Net asset value, end of period ............................... $7.170      $7.300       $7.720      $7.760       $7.590
                                                               ========================================================

Total return(1) ..............................................  4.15%      (0.11%)       5.76%       9.01%        3.36%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ....................$15,855     $19,147      $13,642     $10,695       $9,754
  Ratio of expenses to average net assets ....................  2.04%       1.95%        1.90%       1.86%        1.90%
  Ratio of net investment income to average net assets .......  5.85%       5.46%        6.10%       6.43%        6.85%
  Portfolio turnover .........................................   223%        142%         119%         63%          81%

--------------
(1) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware American Government Bond Fund C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Period
                                                                                         Year Ended                  11/29/95(1) to
                                                                       7/31/00     7/31/99      7/31/98     7/31/97      7/31/96
Net asset value, beginning of period .................................  $7.300      $7.720       $7.760      $7.590       $7.950

Income (loss) from investment operations:
  Net investment income ..............................................   0.420       0.422        0.474       0.491        0.348
  Net realized and unrealized gain (loss) on investments .............  (0.129)     (0.422)      (0.040)      0.170       (0.360)
                                                                        --------------------------------------------------------
  Total from investment operations ...................................   0.291          --        0.434       0.661       (0.012)
                                                                        --------------------------------------------------------

Less dividends:
  Dividends from net investment income ...............................  (0.421)     (0.420)      (0.474)     (0.491)      (0.348)
                                                                        --------------------------------------------------------
  Total dividends ....................................................  (0.421)     (0.420)      (0.474)     (0.491)      (0.348)
                                                                        --------------------------------------------------------

Net asset value, end of period .......................................  $7.170      $7.300       $7.720      $7.760       $7.590
                                                                        ========================================================

Total return(2) ......................................................   4.15%      (0.11%)       5.76%       9.01%       (0.17%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............................  $2,434      $4,077       $2,047      $1,308       $1,029
  Ratio of expenses to average net assets ............................   2.04%       1.95%        1.90%       1.86%        1.90%
  Ratio of net investment income to average net assets ...............   5.85%       5.46%        6.10%       6.43%        6.85%
  Portfolio turnover .................................................    223%        142%         119%         63%          81%


                                                                        Delaware American Government Bond Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                       7/31/00     7/31/99      7/31/98     7/31/97      7/31/96

Net asset value, beginning of period .................................  $7.300      $7.720       $7.760      $7.590       $7.860

Income (loss) from investment operations:
  Net investment income ..............................................   0.492       0.495        0.550       0.567        0.611
  Net realized and unrealized gain (loss) on investments .............  (0.130)     (0.418)      (0.040)      0.170       (0.270)
                                                                        --------------------------------------------------------
  Total from investment operations ...................................   0.362       0.077        0.510       0.737        0.341
                                                                        --------------------------------------------------------

Less dividends:
  Dividends from net investment income ...............................  (0.492)     (0.497)      (0.550)     (0.567)      (0.611)
                                                                        --------------------------------------------------------
  Total dividends ....................................................  (0.492)     (0.497)      (0.550)     (0.567)      (0.611)
                                                                        --------------------------------------------------------

Net asset value, end of period .......................................  $7.170      $7.300       $7.720      $7.760       $7.590
                                                                        ========================================================

Total return(2) ......................................................   5.19%       0.89%        6.80%      10.10%        4.39%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............................ $32,609     $30,883      $17,865     $12,053      $10,780
  Ratio of expenses to average net assets ............................   1.04%       0.95%        0.90%       0.86%        0.90%
  Ratio of net investment income to average net assets ...............   6.85%       6.46%        7.10%       7.43%        7.85%
  Portfolio turnover .................................................    223%        142%         119%         63%          81%

----------
(1) Date of public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge, if applicable.

                             See accompanying notes

Notes to Financial Statements


July 31, 2000
--------------------------------------------------------------------------------
Delaware Group Government Fund (the "Company") is organized as a Delaware business trust and offers one fund, the Delaware American Government Bond Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,562 for the year ended July 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended July 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on net assets over $2.5 billion. At July 31, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $65,181.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At July 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $37,481.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

During the year ended July 31, 2000, DDLP earned $12,874 for commissions on sales of the Fund's A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------
3. Investments
For the year ended July 31, 2000, the Fund made purchases of $233,339,673 and sales of $254,075,398 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $144,364,233.

At July 31, 2000, net unrealized depreciation for federal income tax purposes aggregates $2,262,203 of which $815,805 related to unrealized appreciation of securities and $3,078,008 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $40,347,056 at July 31, 2000, which may be carried forward and applied against future capital gains. The capital loss carry forwards expire as follows: 2001 - $1,341,943, 2002 - $17,400,711, 2003 - $9,205,797, 2004 - $4,166,601, 2005 -
$2,371,574, 2007 - $528,833 and 2008 - $5,351,597.

4. Futures Contracts
The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at July 31, 2000 were as follows:

Contracts                 Notional                            Unrealized
to buy (sell)             Cost Amount     Expiration Date     Gain (Loss)
------------              -----------     ---------------     -----------
60 U.S. 10 Yr.
Treasury Note             $5,946,983      September 2000       $(13,545)

(60) U.S. 10 Yr.
Treasury Note             (5,945,625)     September 2000         12,187

65 U.S. 20 Yr.
Treasury Note              6,300,469      September 2000         97,668

70 U.S. 5 Yr.
Treasury Note              6,931,584      September 2000         12,635

(195) U.S. 5 Yr.
Treasury Note            (19,383,359)     September 2000         38,750
                                                             ----------
                                                               $147,695
                                                             ----------

5. Options Written
During the year ended July 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended July 31, 2000, were as follows:

                                                      Number of       Premiums
                                                      Contracts       Received
                                                      ---------       --------
Options outstanding at July 31, 1999                      --                --
Options written                                          754          $278,581
Options terminated in closing purchase
  transactions                                          (754)         (278,581)
Options expired                                           --                --
Options exercised                                         --                --
                                                        ----------------------
Options outstanding at July 31, 2000                      --                --
                                                        ----------------------

--------------------------------------------------------------------------------
6. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                         7/31/00       7/31/99
Shares sold:
  A Class ...........................................   3,750,566     6,431,871
  B Class ...........................................     915,748     2,215,523
  C Class ...........................................     198,663       646,059
  Institutional Class ...............................   1,958,465     3,835,531

Shares issued upon reinvestment of dividends
  from net investment income:
  A Class ...........................................     582,417       647,354
  B Class ...........................................      84,439        81,329
  C Class ...........................................      25,136        22,214
  Institutional Class ...............................     285,927       212,315
                                                       ----------    ----------
                                                        7,801,361    14,092,196
                                                       ----------    ----------

Shares repurchased:
  A Class ...........................................  (7,105,459)   (7,906,839)
  B Class ...........................................  (1,411,407)   (1,440,634)
  C Class ...........................................    (442,780)     (374,803)
  Institutional Class ...............................  (1,925,920)   (2,130,765)
                                                       ----------    ----------
                                                      (10,885,566)  (11,853,041)
                                                       ----------    ----------
Net increase (decrease) .............................  (3,084,205)    2,239,155
                                                       ==========    ==========

7. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Fund may not invest more than 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities, and mortgage-backed securities that are not directly guaranteed by the U.S. government in any way.

8. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. No amount was outstanding at July 31, 2000, or at any time during the period.

9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2000, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

   (A)                   (B)
 Long-Term            Ordinary                 (C)
Capital Gains          Income                 Total                (D)
Distributions       Distributions         Distributions        Qualifying
 (Tax Basis)         (Tax Basis)           (Tax Basis)         Dividends(1)
-------------       -------------         -------------        ------------
    --                  100%                  100%                 --

(A) and (B) are based on a percentage of the Fund's total distributions. (D) is based on a percentage of ordinary income of the Fund.

-------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors



--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Government Fund - Delaware American Government Bond Fund


We have audited the accompanying statement of net assets of Delaware American Government Bond Fund (the "Fund") as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Government Bond Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                  Ernst & Young LLP

Philadelphia, Pennsylvania
September 6, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

BUILDING BLOCKS
OF A DIVERSIFIED PORTFOLIO

AGGRESSIVE GROWTH EQUITY FUNDS

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BOND
FUNDS

TAX-
EXEMPT
BOND
FUNDS

INTERNATIONAL
AND GLOBAL
FUNDS

ASSET
ALLOCATION
FUNDS

STABILITY OF PRINCIPAL

[ ] Growth of Capital
   o Technology and Innovation
     Fund
   o Select Growth Fund
   o Trend Fund
   o Growth Opportunities Fund*
   o Small Cap Value Fund
   o U.S. Growth Fund
   o Tax-Efficient Equity Fund
   o Social Awareness Fund

[ ] Total Return
   o Blue Chip Fund
   o Devon Fund
   o Growth and Income Fund
   o Decatur Equity Income Fund
   o REIT Fund
   o Balanced Fund

[ ] International and Global
   o Emerging Markets Fund
   o New Pacific Fund
   o Overseas Equity Fund
   o International Equity Fund
   o Global Equity Fund
   o Global Bond Fund

[ ] Current Income
   o Delchester Fund
   o High-Yield
     Opportunities Fund
   o Strategic Income Fund
   o Corporate Bond Fund
   o Extended Duration
     Bond Fund
   o American Government
     Bond Fund
   o U.S. Government
     Securities Fund
   o Limited-Term
     Government Fund

[ ] Tax-Exempt Income
   o National High-Yield
     Municipal Bond Fund
   o Tax-Free USA Fund
   o Tax-Free Insured Fund
   o Tax-Free USA
     Intermediate Fund
   o State Tax-Free Funds**

[ ] Stability of Principal
   o Cash Reserve
   o Tax-Free Money Fund

-- Asset Allocation
   o Foundation Funds
      Growth Portfolio
      Balanced Portfolio
      Income Portfolio

 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENT
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                             Charles E. Peck                             Investment Manager
                                              Retired                                     Delaware Management Company
Wayne A. Stork                                Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds          Janet L. Yeomans                            International Affiliate
Philadelphia, PA                              Vice President and Treasurer                Delaware International Advisers Ltd.
                                              3M Corporation                              London, England
Walter P. Babich                              St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                    AFFILIATED OFFICERS                         Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA
                                              Charles E. Haldeman, Jr.
David K. Downes                               President and Chief Executive Officer       Shareholder Servicing, Dividend
President and Chief Executive Officer         Delaware Management Holdings, Inc.          Disbursing and Transfer Agent
Delaware Investments Family of Funds          Philadelphia, PA                            Delaware Service Company, Inc.
Philadelphia, PA                                                                          Philadelphia, PA
                                              Richard J. Flannery
John H. Durham                                Executive Vice President                    1818 Market Street
Private Investor                              and General Counsel                         Philadelphia, PA 19103-3682
Horsham, PA                                   Delaware Investments Family of Funds
                                              Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates        Bruce D. Barton
New York, NY                                  President and Chief Executive Officer
                                              Delaware Distributors, L.P.
Ann R. Leven                                  Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3667)                                                        Printed in the USA
AR-023 [07/00] PPL 09/00                                                 (J6278)